Exhibit 10.2

AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT

This AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT, dated as of July 16, 2015 (this “Amendment”), is entered into by and between Summit Materials, Inc., a Delaware corporation (the “Company”) and each of the other parties identified on the signature pages hereto (the “Investor Parties”). This Amendment is an amendment to the Stockholders’ Agreement, dated as of March 11, 2015 (the “Agreement”) by and between the Company and the Investor Parties.

RECITALS:

WHEREAS, the Company and the Investor Parties desire to amend the Agreement with respect to the matters set forth herein.

NOW THEREFORE, in consideration of the premises and agreements hereinafter set forth, the parties hereto hereby agree as follows:

Section 1. Amendments. The Agreement is hereby amended to amend and restate the definition of “Outstanding Summit Interests” in its entirety to reach as follows:

“Outstanding Summit Interests” means the aggregate number of votes all outstanding shares of Common Stock would at such time be entitled to vote generally in the election of Directors. For purposes of calculating any proportion of Outstanding Summit Interests, the number of Outstanding Summit Interests held by any Person shall consist of the sum of (a) the number of shares of Class A Common Stock held by such Person and (b) the number of votes such Person is entitled to as a holder of Class B Common Stock, assuming in each case that the LP Units held by such Person have been exchanged for Class A Common Stock in accordance with the Exchange Agreement.

Section 2. Status. This Amendment amends the Agreement, but only to the extent expressly set forth herein. All other provisions of the Agreement remain in full force and effect. Unless otherwise defined herein, initially capitalized terms have the meaning given them in the Agreement.

Section 3. Governing Law. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 5.7 of the Agreement, which terms and provisions are incorporated herein by reference.

Section 4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

Section 5. Facsimile Execution. Facsimile signatures on counterparts of this Amendment are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution, and this Amendment shall be deemed as executed when an executed facsimile hereof is transmitted by a party to any other party.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

COMPANY

SUMMIT MATERIALS, INC.

By:	/s/ Thomas W. Hill
Name:	Thomas W. Hill
Title:	Chief Executive Officer

INVESTOR PARTIES:

BLACKSTONE PARTICIPATION PARTNERSHIP (DELAWARE) V-NQ L.P.

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (DELAWARE) V-NQ L.P.

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

BLACKSTONE CAPITAL PARTNERS (DELAWARE) V-NQ L.P.

By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

[Amendment No.1 to Stockholders’ Agreement]

BLACKSTONE CAPITAL PARTNERS (DELAWARE) NQ V-AC L.P.

By:	Blackstone Management Associates (Cayman) V-NQ L.P., its general partner

By:	BCP V-NQ GP L.L.C., its U.S. general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Senior Managing Director

SUMMIT BCP INTERMEDIATE HOLDINGS L.P.

By:	Summit BCP Intermediate Holdings GP, Ltd., its general partner

By:	/s/ Neil P. Simpkins
Name:	Neil P. Simpkins
Title:	Director

[Amendment No.1 to Stockholders’ Agreement]